UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 10, 2020

Date of Report (Date of earliest event reported)

Natural Order Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39690	85-2464911
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Colpitts Road, Weston, MA	02493
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (617) 395-1644

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value (the “Common Stock”), and one Warrant	NOACU	The Nasdaq Stock Market LLC
Common Stock included as part of the units	NOAC	The Nasdaq Stock Market LLC
Warrants included as part of the units, each to receive one-half (1/2) of one share of Common Stock	NOACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement

On November 13, 2020, Natural Order Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 23,000,000 units (“Units”), with each Unit consisting of one share of common stock, par value $0.0001 per share (the “Common Stock”), and one warrant to purchase one-half of one share of Common Stock for $11.50 (the “Warrant”) which includes full exercise of the underwriter’s over-allotment option. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-249458) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on October 13, 2020 (as amended, and including Amendment No. 1 to the Registration Statement filed on October 27, 2020, and Amendment No. 2 to the Registration Statement on November 5, 2020, the “Registration Statement”):

●	Underwriting Agreement, dated November 10, 2020 by and among the Registrant, Chardan Capital Markets LLC, Barclays Capital Inc., as representatives of underwriters , a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	Letter Agreement, dated November 10, 2020 by and among the Registrant and its officers, directors and initial stockholders, including Natural Order Sponsor LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	Investment Management Trust Agreement, dated November 10, 2020 by and among the Registrant and Continental Stock Transfer & Trust Company, LLC as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	Escrow Agreement, dated November 10, 2020 by and among the Registrant, Continental Stock Transfer & Trust Company LLC, as escrow agent and the Registrant’s initial stockholders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	Registration Rights Agreement, dated November 10, 2020 by and among Registrant and the Registrant’s initial stockholders, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	Subscription Agreement, dated November 10, 2020 by and between the Registrant and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	Administrative Support Agreement, dated November 10, 2020 by and between the Registrant and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●	Indemnity Agreement, each dated November 10, 2020 by and between the Registrant and each of the Registrant’s officers and directors, a copy of which is attached as Exhibit 10.7 hereto and incorporated by reference.

Item 3.02 Unregistered Sales of Equity Securities

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with the Sponsor of 6,800,000 Warrants (the “Private Warrants”) at a price of $1.00 per Private Warrant, generating total proceeds of $6,600,000, after repayment and cancellation of two outstanding promissory notes owed to Sponsor in the aggregate principal amount of $200,000.

The Private Warrants are identical to the Warrants underlying the Units sold in the IPO except that if held by the Sponsor or its permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption and (iii) subject to certain limited exceptions including the Common Stock issuable upon exercise of the Private Warrants, will be subject to transfer restrictions until 30 days following the consummation of the Company's initial business combination. If the Private Warrants are held by holders other than the sponsor or its affiliates and permitted transferees, the Private Warrants will be redeemable by the Company in all redemption scenarios and exercisable by holders on the same basis as the Warrants sold in the IPO. The Private Warrants have been issued pursuant to the Subscription Agreement and the Private Warrants are governed by the Warrant Agreement.

The Private Warrants were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 5.03 Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year

On November 10, 2020, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Company’s Amended and Restated Certificate of Incorporation is attached as Exhibit 3.2 hereto and is incorporated by reference herein.

Item 8.01. Other Events

As of November 13, 2020, a total of $230,000,000, including $8,050,000 of the underwriters’ deferred discount, of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of November 13, 2020 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO. The Company issued a press release in connection with the closing of the IPO a copy of which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.

Ex. 1.1	Underwriting Agreement, dated November 10, 2020, by and among the Registrant, Chardan Cpital Markest LLC, Barclays Cpaital Inc., as representatives of underwriters

Ex. 3.2	Amended and Restated Certificate of Incorporation of the Company

Ex. 10.1	Letter Agreement, dated November 10, 2020 by and among the Registrant and its officers, directors and initial stockholders

Ex. 10.2	Investment Management Trust Agreement, dated November 10, 2020 by and among the Registrant and Continental Stock Transfer & Trust Company, LLC as trustee

Ex. 10.3	Escrow Agreement, dated November 10, 2020, by and among the Registrant, Continental Stock Transfer & Trust Company LLC, as escrow agent and the Registrant’s initial stockholders

Ex. 10.4	Registration Rights Agreement, dated November 10, 2020 by and among Registrant and the Registrant’s initial stockholders

Ex. 10.5	Subscription Agreement, dated November 10, 2020 by and between the Registrant and the Sponsor

Ex. 10.6	Administrative Support Agreement, dated November 10, 2020 by and between the Registrant and the Sponsor

Ex. 10.7	Indemnity Agreement, each dated November 10, 2020 by and between the Registrant and each of the Registrant’s officers and directors.

Ex. 99.1	Press Release, dated November 13, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2020

Natural Order Acquisition Corp.

By:	/s/ Paresh Patel
Name:	Paresh Patel
Title:	President and Chief Executive Officer

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